Exhibit 99.1

2925 Woodside Road Woodside, CA 94062 650-235-4766 info@gsvam.com GSV CAPITAL January 10, 2018 © 2018 GSV Capital Corp / Proprietary + Confidential 1

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements that involve substantial risks and uncertainties. All forward- looking statements included in this presentation are made only as of the date hereof and are subject to change without notice. Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of GSV Capital Corp. (“GSVC”), including those listed in the "Risk Factors" section of our filings with the Securities and Exchange Commission (“SEC”). Any such forward-looking statements are made pursuant to the safe-harbor provisions available under applicable securities laws, and GSVC assumes no obligation to update or revise any such forward-looking statements unless required to do so by law. Certain information discussed in this presentation (including information relating to portfolio companies) was derived from third-party sources and has not been independently verified and, accordingly, GSVC makes no representation or warranty with respect to this information. The following slides contain summaries of certain financial and statistical information about GSVC. The information contained in this presentation is summary information intended to be considered in the context of our SEC filings and other public announcements we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this presentation unless required by law. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. You should not view the past performance of GSVC or any of its portfolio companies, or information about the market, as indicative of GSVC’s or any of its portfolio companies’ future results. The performance data stated herein may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of GSVC. © 2018 GSV Capital Corp / Proprietary + Confidential 2

GSV Capital is the first publicly traded security (NASDAQ: GSVC) enabling investors to get access to Silicon Valley’s leading VC-backed private companies. GSV stands for Global Silicon Valley, and while we are based in the heart of Silicon Valley, the mindset of innovaon and entrepreneurship has gone Global. We intend to idenfy and invest in the fastest growing and most dynamic companies in the emerging Global Silicon Valley. GSV Capital has invested privately in leading companies such as Facebook, Twier, 2U, Palanr, Dropbox, Ly, Snapchat, and Spofy. © 2018 GSV Capital Corp / Proprietary + Confidential 3

FAST FACTS • GSV Capital is a Nasdaq listed fund (NASDAQ:GSVC) designed to provide access to leading, VC-backed, private companies such as Palantir, Spotify, Dropbox, Coursera, and Lyft. • Growth stage focus — 95%+ of portfolio is “B round” or later. • Notable portfolio monetizations include Facebook, Palantir, Lyft, 2U, ZocDoc, Chegg, Snap, Twitter, and Spotify. • Unicorn phenomenon has been driven by 1) Private companies staying private longer, and; 2) Digital infrastructure that has been laid over the last 25 years, which enables entrepreneurs to rapidly go from an idea to reaching millions of people. • Silicon Valley-based team with proven access to top companies and VCs, including Benchmark, Andreessen Horowitz, Sequoia, IVP, and Kleiner Perkins • We believe that growth drives enterprise value, and accordingly, we aspire to build a portfolio that has the highest and most sustainable growth rate. Portfolio company average revenue growth has been 100%+ YoY in 2014, 2015, and 2016. • Driven by fundamental structural changes in the IPO market and in the characteristics of companies going public today, dramatic growth and value creation are increasingly taking place in the private marketplace. As a liquid, publicly traded stock, GSVC is a unique vehicle that enables public investors to access this attractive asset class. © 2018 GSV Capital Corp / Proprietary + Confidential 4

Growth Investors CONNECTING INVESTORS WITH OPPORTUNITY Access Opportunity • Institutional investors must manage the   complexity of the   private market (e.g., Capital Structure, Waterfalls, Ratchets, and   Preferences) • Non-accredited investors   have limited access the private   market • Difficult to obtain company approval for private transactions • Relative lack of research coverage for emerging private companies Access Capital Game Changing Private Companies © 2018 GSV Capital Corp / Proprietary + Confidential 5

GSV’S POWER ALLEY © 2018 GSV Capital Corp / Proprietary + Confidential 6

TEAM

Investment Team



Michael Moe, CFA, Executive Chairman, GSV Capital
Founder and CEO, GSV Asset Management
Co-Founder, Chairman and CEO, ThinkEquity Partners (2001-2008)
Head of Global Growth Research, Merrill Lynch (1998-2001)
Head of Growth Research and Strategy, Montgomery Securities (1995-1998)
B.A., University of Minnesota



Mark Klein, Chief Executive Officer, GSV Capital
Board of Directors, GSV Capital
Managing Member, M. Klein & Company (2010-Present)
CEO & Co-Chairman, National Securities (2013-2014)
CEO, Ladenburg Thalmann (2005-2006), Chairman (2006-2007)
MBA, Northwestern University
BA, Emory University



William Tanona, CFA, President + Chief Financial Officer, GSV Capital
Partner, GSV Asset Management
Managing Director, Fortress Investment Group (2011-2015)
Managing Director, UBS AG, (2010-2011)
Managing Director + Partner, Collins Steward (2009-2010)
B.S., Villanova University



Luben Pampoulov, Investment Professional, GSV Capital
Co-Founder and Partner, GSV Asset Management
Analyst, ThinkEquity Partners (2006-2008)
B.A., International Economics and Management, UCLA
ATP Tennis Professional; NCAA Champion

Independent Board Members

Dave Pottruck — HighTower, Charles Schwab

Marc Mazur — Brightwood, Goldman Sachs

Ronnie Lott — NFL, All Stars Helping Kids

Leonard Potter — Soros Fund Management, Wildcat Capital Management

GSV Capital
© 2018 GSV Capital Corp / Proprietary + Confidential 7

GSV CAPITAL INVESTS ALONGSIDE LEADING VCs *Number of Investments as of 12/31/2016 GSV has consistently invested alongside leading VCs, demonstrag both Access and Leadership. © 2018 GSV Capital Corp / Proprietary + Confidential 8

PORTFOLIO UPDATE GSV Capital © 2018 GSV Capital Corp / Proprietary + Confidential 9

NAV: Q3 2017 • Net Assets of $209.4 million, or $9.69 per share, as of September 30, 2017 GSV NAV Per Share $8.66 $8.83 $9.11 $9.69 4Q16 1Q17 2Q17 3Q17 © 2018 GSV Capital Corp / Proprietary + Confidential 10

RECENT STEPS TO ENHANCE SHAREHOLDER VALUE The GSV Capital team is laser focused on specific, proactive steps to enhance shareholder value as we continue to concentrate the portfolio around blue-chip, venture-backed companies with a line of sight to an IPO or liquidity event. 1. EXPENSE REDUCTION: As part of ongoing expense reduction efforts, GSV Asset Management has agreed to voluntarily waive its management fee by 25 basis points through December 31, 2018. This is consistent with the fee waiver offered in 2017. 2. OPTIMIZING INCENTIVE FEES: GSV Capital’s management and Board of Directors are reviewing the company’s incentive fee formula with the objective to create an incentive structure that will be more beneficial to shareholders. To that end, we anticipate announcing adjustments to our incentive fee formula prior to announcing GSV Capital’s financial results for the fiscal year ending December 31, 2017. 3. SHARE REPURCHASE PROGRAM: GSV Capital previously announced a $5.0 million discretionary share repurchase program in conjunction with its second quarter 2017 earnings report. Since then, GSV Capital has repurchased an aggregate of approximately $5.0 million in shares of its common stock under the program, and the Board of Directors has authorized an expansion of the program to an aggregate of $10.0 million and an extension through November 6, 2018, whichever comes first. 4. CONVERTIBLE DEBT TENDER: On December 15, 2017, GSV Capital commenced a tender offer for any and all of its outstanding 5.25% Convertible Senior Notes due in 2018. At the time, there were $69.0 million aggregate principal amount of Notes outstanding. This activity has been supported by liquidity from recently closed transactions, including shares sold in Chegg, Snap, and Spotify during third quarter 2017 and subsequent to quarter end. 5. INVESTMENT ADVISOR STRATEGIC TRANSACTION: On December 14, 2017, GSV Asset Management, LLC (GSVAM), the investment advisor to GSV Capital, announced a strategic investment from a group led by HMC Capital, a leading Latin American advisory and investment firm with more than $9 billion in assets under management (deal terms were not disclosed). We believe GSVAM’s alliance with HMC will significantly enhance its investment capabilities across two key dimensions: • Team: HMC’s team includes 80+ investment professionals across five countries with deep experience in private markets and alternative investments. • High-Value Network: HMC’s global network of institutional/private investors and strategic relationships will expand GSVAM’s capital access capability and provide valuable connectivity for portfolio companies. © 2018 GSV Capital Corp / Proprietary + Confidential 11

PORTFOLIO TODAY: TOP 5 = 47.8% OF PORTFOLIO as of 9/30/2017 Fair Value % of Total ($ million) Portfolio 1 $36.5M 12.6% 2 $35.2M 12.1% 3 $32.3M* 11.1% 4 $18.4M 6.3% 5 $16.5M 5.7% *Subsequent to third quarter-end, through November 8, 2017, GSVC sold 3,657 shares of Spotify at an average net share price of $3,800.00. • GSV Capital’s top five positions – Palantir, JAMF, Spotify, Coursera, and Dropbox – account for approximately 48% of the total portfolio at fair value, excluding treasuries, as of 9/30/2017. • By comparison, this approaches the weighting of the top 10 positions at the same time last year, which accounted for approximately 55% of the portfolio at fair value, excluding treasuries. • There are 37 companies in GSV Capital’s investment portfolio as of 9/30/2017, compared with 46 as of 9/30/2016. © 2018 GSV Capital Corp / Proprietary + Confidential 12

NOTABLE PORTFOLIO UPDATES • On December 7, 2017, Lyft announced that it completed a $1.5 billion financing at an $11.5 billion valuation. The round was led by CapitalG, a venture investment arm of Alphabet (Google). • GSV Capital’s third quarter valuation implies a value for Lyft of approximately $6.7 billion. The position is marked at a fair value of $8.8 million as of 9/30/2017. • On January 3, 2018, Spotify filed to go public on the New York Stock Exchange (NYSE) through a direct listing. • According to December 14, 2017 reports from Reuters and Business Insider, private trades in December, including a share purchase by Tencent, valued the company at over $20 billion. • GSV Capital’s third quarter valuation implies a value for Spotify of approximately $14 billion. The position is marked at a fair value of $32.3 million — or 11% of the total portfolio at fair value, excluding treasuries — as of 9/30/2017. • In October 2017, JAMF announced a definitive agreement to be acquired by Vista Equity Partners (transaction closed in Q4 2017). • While financial terms have not been disclosed, the transaction represents a return of approximately 3.5x on GSV Capital’s investment, which is reflected in our third quarter valuation. From a macro perspective, we believe that the U.S. Tax Legislation enacted on December 22, 2017, has the potential to reduce GSV Capital’s deferred tax liability, which would accrue to its Net Asset Value per share. © 2018 GSV Capital Corp / Proprietary + Confidential 13

INVESTMENT THEMES: PORTFOLIO DISTRIBUTION as a Percentage of Total Portfolio (Excluding Treasuries) at Fair Value as of 9/30/17 36.0% Cloud + Big Data Education Technology 0.5% GSVC Social / Mobile 34.5% Marketplaces 10.8% Sustainability 18.2% © 2018 GSV Capital Corp / Proprietary + Confidential 14

PORTFOLIO DISTRIBUTION as a Percentage of Total Portfolio (Excluding Treasuries) at Fair Value as of 9/30/17 Investment Stage Primary + Secondary Investments 30.4% 64.4% 11.1% Series A Primary 4.7% GSVC Series B GSVC Secondary Series C 4.0% Series D + Later Public 49.8% 35.6% The vast majority of GSVC’s aggregate portfolio at fair value is allocated to companies with a market value of $100+ million dollars, with the typical stage of investment being the “B round” and beyond. We are agnostic in terms of investing in secondaries or primaries. While primaries offer benefits including an abundance of information, GSVC’s deep experience with secondaries offer advantages in terms of Access, Diligence, and Timing. © 2018 GSV Capital Corp / Proprietary + Confidential 15

PORTFOLIO SELECTION PROCESS VC-BACKED 2000+ Companies TARGETING 300+ Companies ASSESSMENT 200+ Companies VALUATION 100 Companies ACCESS © 2018 GSV Capital Corp / Proprietary + Confidential 16

KEY PLAYERS: GROWTH CAPITAL ECOSYSTEM Hedge Funds Private/Growth Mutual Funds • Access • Access • Insignificant Exposure • Portfolio Liquidity • Portfolio Liquidity • Access Constraints Constraints • Portfolio Liquidity Constraints © 2018 GSV Capital Corp / Proprietary + Confidential 17

CASE STUDIES GSV Capital Porolio © 2018 GSV Capital Corp / Proprietary + Confidential 18

CASE STUDY: SPOTIFY Description Spotify is a freemium music streaming platform designed for mobile devices. Users can access a free, ad-supported experience, or pay a monthly subscription for Spotify’s premium offering. Investors Thesis Spotify pioneered the streaming music model and remains the premier brand in the category, with an expanding market share and a disproportionate following among Millennials (over 72% of Spoy users are Millennials according to Adweek). Today • GSVC Fair Value (9/30/17): $32.3M • 140M+ users across 60 countries • 70M+ subscribers paying $10 per month • 72% of users are Millennials © 2018 GSV Capital Corp / Proprietary + Confidential 19

CASE STUDY: COURSERA Description Coursera is the leading global education platform, serving over 26 million users with more than 2,000 courses from premier university partners, including Stanford, Yale, Peking University, Tel Aviv University, and Princeton. Investors Yuri Milner Investment Thesis Coursera is capitalizing on the convergence of increasing global education demand with new technology fundamentals that enable people to learn anytime, anywhere. Today • GSVC Fair Value (9/30/17): $18.4M • 26M+ Learners, 2,000+ Courses • 149 University Partners • Enterprise customers include IBM, BNY Mellon, Boston Consulting Group, and L’Oreal © 2018 GSV Capital Corp / Proprietary + Confidential 20

CASE STUDY: LYFT Description Lyft is an on-demand ride sharing platform for friendly and affordable rides. Drivers are matched with passengers who request rides through a mobile app, and payments are fully integrated. Investors Thesis Lyft has established a differentiated brand focused on quality, cost, and culture in the rapidly growing global ride sharing market. Today • GSVC Fair Value (9/30/17): $8.8M • Surpassed 500M rides delivered in October 2017; More rides delivered in 2017 than all prior years combined • Service available to 95% of U.S. population, up from 54% in January • $1.5B Q4 2017 financing at $11.5B valuation © 2018 GSV Capital Corp / Proprietary + Confidential 21

CASE STUDY: DROPBOX Description Dropbox is the leader in cloud-based digital file storage and device-agnostic sharing/syncing. Its service enables users to access and edit files from any device at any time. Investors Thesis As services and products continue their relentless “march to the cloud,” Dropbox is strongly positioned to both capture and accelerate this move, from individual consumers to entire enterprises. Today • GSVC Fair Value (9/30/17): $16.5M • 500M+ users uploading 1.2B+ files per day • 200K+ business customers, including a majority of Fortune 500 companies • $1B+ revenue run rate; Profitable on EBITDA basis © 2018 GSV Capital Corp / Proprietary + Confidential 22

CASE STUDY: PALANTIR Description Palantir offers big data and security services, enabling organizations to integrate, manage, and secure data through human-driven and machine-assisted platforms. Investors Thesis Palantir’s platform is deployed by leading government, commercial, and non-profit institutions around the world to solve the most complex problems they face. Applications range from cyber security to disaster preparedness, healthcare delivery, industrial operations, and defense. Today • GSVC Fair Value (9/30/17): $36.5M NOTE: Palan prohibits the communica of company informa © 2018 GSV Capital Corp / Proprietary + Confidential 23

© 2018 GSV Capital Corp / Proprietary + Confidential 24